                                                                   EXHIBIT 10.32

                      TRADEMARK LICENSE EXTENSION AGREEMENT


              This Extension Agreement dated as of November 30, 2002 is by and between Hallmark Licensing, Inc. ("Hallmark Licensing") and Crown Media United States, LLC ("Crown US").


         WHEREAS, Crown US and Hallmark Licensing have previously entered into that certain Amended and Restated Trademark License Agreement between the parties dated as of March 17, 2001 (the "License Agreement"); and

         WHEREAS, the parties desire to extend the term of the License
Agreement;

         NOW, THEREFORE, Crown US and Hallmark Licensing hereby agree as follows:

         The term of the License Agreement shall be extended for an additional period terminating on November 30, 2003, subject to any earlier termination pursuant to the terms of the License Agreement.

              All other terms and conditions of the License Agreement will remain unchanged and in full force and effect.


              IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement as of the date set forth above.



HALLMARK LICENSING, INC.


By:      /s/ Deanne Stedem
   --------------------------------

Title:   Vice President
      -----------------------------


CROWN MEDIA UNITED STATES, LLC

By:      /s/ C. Stanford
   --------------------------------

Title:   Vice President
      -----------------------------